SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 31, 1996

                              Heilig-Meyers Company
             (Exact name of registrant as specified in its charter)


                                    Virginia
                 (State or other jurisdiction of incorporation)


         1-8484                               54-0558861
(Commission file number)        (IRS Employer Identification No.)


 2235 Staples Mill Road, Richmond, Virginia              23230
--------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (804) 359-9171


          (Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets

         On December 31, 1996, Heilig-Meyers Company ("Heilig-Meyers") acquired Rhodes, Inc. ("Rhodes"), pursuant to an Agreement and Plan of Merger, dated as of September 17, 1996 (the "Merger Agreement"), among Rhodes, Heilig-Meyers and HM Merger Subsidiary, Inc., a wholly-owned subsidiary of Heilig-Meyers ("Merger Sub"). Pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into Rhodes and the former shares of Rhodes common stock were converted into the right to receive approximately 4.6 million shares of Heilig-Meyers common stock. The amount of consideration paid by Heilig-Meyers to shareholders of Rhodes was determined on the basis of arms-length negotiations.

         Rhodes, based in Georgia, is one of the largest speciality furniture retailers in the United States, operating in fifteen Southern, Midwestern and Western states. Rhodes will continue its operations as a wholly-owned subsidiary of Heilig-Meyers. For further information concerning Heilig-Meyers' acquisition of Rhodes, see the press release attached hereto as exhibit 99, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements

                  The following consolidated financial statements of Rhodes and the related Report of Independent Public Accountants are set forth on pages F-2 through F-18 of the Prospectus/Proxy Statement included in Heilig-Meyers' registration statement on Form S-4 (No. 333-16425), which became effective on November 22, 1996 ("Prospectus/Proxy Statement). Such information is incorporated herein by reference.

         Consolidated Balance Sheets as of February 28 (29), 1995 and 1996 (audited) and as of August 31, 1996 (unaudited).

         Consolidated Statements of Operations for each of the years ended February 28 (29), 1994, 1995, and 1996 (audited), and for each of the six months ended August 31, 1995 and 1996 (unaudited).

         Consolidated Statements of Shareholders' Equity for each of the years ended February 28 (29), 1994, 1995, and 1996 (audited) and for the six months ended August 31, 1996 (unaudited).

         Consolidated Statements of Cash Flows for each of the years ended February 28 (29), 1994, 1995, and 1996 (audited) and for each of the six months ended August 31, 1995 and 1996 (unaudited).

         Notes to Consolidated Financial Statements (February 28 (29), 1996, 1995, and 1994).


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                  The following audited financial statements of Weberg Division
(a division of Weberg Enterprises, Inc.), which was acquired by Rhodes on November 1, 1995, and the related Independent Auditors' Report are set forth on pages F-19 through F-26 of the Prospectus/Proxy Statement. Such information is incorporated herein by reference.

         Balance Sheet as of December 31, 1994.

         Statement of Income for the year ended December 31, 1994.

         Statement of Cash Flows for the year ended December 31, 1994.

         Notes to Financial Statements (Year ended December 31,
         1994).

         (b)      Pro Forma Financial Information

         The following unaudited pro forma combined financial data of Heilig-Meyers and Rhodes are set forth under the caption "Pro Forma Combined Financial Data" on pages 29 through 34 of the Prospectus/Proxy Statement. Such information is incorporated herein by reference.

         Pro Forma Condensed Consolidated Statements of Earnings for the year ended February 29, 1996 and the six months ended August 31, 1996.

         Notes to Pro Forma Condensed Consolidated Statements of
         Earnings.

         Pro Forma Condensed Consolidated Balance Sheet as of
         August 31, 1996.

         Notes to Pro Forma Condensed Consolidated Balance Sheet.

         (c)      Exhibits

                  See the Index to Exhibits below.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           HEILIG-MEYERS COMPANY


January 10, 1997                           By: /s/ Joseph R. Jenkins
                                              ----------------------
                                              Joseph R. Jenkins
                                               Executive Vice President and
                                              Chief Financial Officer






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                                Index to Exhibits


Exhibit Number and Description

2 Agreement and Plan of Merger, dated as of September 17, 1996, among Rhodes, Inc., Heilig-Meyers Company and HM Merger Subsidiary, Inc., filed as Exhibit 2 to the Registrant's Form 8-K dated September 25, 1996, is incorporated herein by reference.

23.1     Consent of Arthur Andersen LLP.

23.2     Consent of Deloitte & Touche LLP.

99       Press Release dated January 2, 1997.